Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File No. 33-53323, No. 33-53324, No. 33-60997 and No. 333-34569.


                                                  ARTHUR ANDERSEN LLP

Charlotte, North Carolina,
March 25, 1999.